SHARES SECURITY AGREEMENT

THIS SHARES SECURITY AGREEMENT (the “Agreement”), is made and entered into as of September 27, 2012 by and among: (i) Tactical Air Defense Services, Inc., a Nevada corporation (the “Grantor”); and (iii) Mark Daniels Irrevocable Trust III (the “Secured Party”) (The Grantor and the Secured Party may be referred to hereinafter individually as a “Party” and collectively as the “Parties”).

WHEREAS, on or about September 27, 2012 and concurrent with this Agreement, the Parties entered into an acquisition agreement (the “Acquisition Agreement,” a copy of which has been attached hereto as Exhibit A) whereby the Grantor acquired from the Secured Party One Thousand (1,000) shares of Northrop TF5-1 Corp., a Florida corporation (“Northrop TF5-1”) common stock which represent 100% of the issued and outstanding shares of capital stock of Northrop TF5-1 (the “Northrop Shares,” represented by Stock Certificate No. 0002, a copy of which has been attached hereto as Exhibit B), which were previously owned by the Secured Party and transferred to the Grantor pursuant to the Acquisition Agreement, such that following the Acquisition Agreement, Northrop TF5-1 will continue its existence as a wholly owned subsidiary of the Grantor (collectively the “Acquisition”).

WHEREAS, as a condition to the closing of the Acquisition Agreement and the Acquisition itself and as a material inducement to enter into the Acquisition Agreement and effectuate the Acquisition thereunder: (i) the Grantor issued the Secured Party a secured convertible promissory note in the principle amount of One Million Three Hundred and Fifty Thousand Dollars ($1,350,000)(the “Convertible Note,” a copy of which has been attached hereto as Exhibit C); and (ii) the Grantor issued the Secured Party a secured non convertible promissory note in the principle amount of Five Hundred Thousand Dollars ($500,000) (the “Note,” a copy of which has been attached hereto as Exhibit D and sometimes referred to hereinafter collectively with the Convertible Note as the “Notes”) (This Agreement, the Acquisition Agreement and the Notes may be referred to hereinafter collectively as the “Transaction Agreements).

WHEREAS, as a condition to the closing of the Acquisition Agreement, the Transaction Agreements, the Acquisition and the issuance of the Notes and as a material inducement to enter into the Acquisition Agreement, the Transaction Agreements, effectuate the Acquisition thereunder as a whole and issue the Notes, the Parties agree that the Grantor execute and deliver to the Secured Party this Agreement with the intent to secure the Notes collectively with the Northrop Shares and provide for the grant to the Secured Party of a continuing security interest in the Northrop Shares.

NOW, THEREFORE, in consideration of entering into the Transaction Agreements, effectuating the Acquisition and the mutual covenants contained in this Agreement, and for good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1

Definition of Terms Used Herein.  All capitalized terms used herein and not defined herein have the respective meanings provided therefore in the Acquisition Agreement or the Notes, as applicable.  All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

Section 1.2

Definition of Certain Terms Used Herein.  As used herein, the following terms have the following meanings:

“Company Shares Collateral” shall mean the One Thousand (1,000) shares of capital stock of Northrop TF5-1 issued in the name of Tactical Air Defense Services, Inc. (defined in the Recitals above as the “Northrop Shares,” represented by Stock Certificate No. 0002, a copy of which has been attached hereto as Exhibit B).

“Obligations” means and is limited to the Principal Amount (as defined in the Notes) and all accrued interest.

“Security Interest” has the meaning specified in Section 2.1 of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code from time to time in effect in the State of Florida.

_____Grantor

_____Secured Party

ARTICLE II

SECURITY INTEREST

Section 2.1

Security Interest.  As security for the payment and performance in full of the Obligations and as an inducement for all Parties to enter into the Acquisition, the Grantor hereby grants to the Secured Party a security interest in all of such Grantor’s right, title and interest in and to the Company Shares Collateral (the “Security Interest”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to the Secured Party that:

Section 3.1

Filings; Actions to Achieve Perfection.  Upon request by the Secured Party, fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Company Shares Collateral will be delivered to the Secured Party for filing in each United States and foreign governmental, municipal or other office, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Company Shares Collateral in which the Security Interest may be perfected by filing, recording or registration

Section 3.2

Validity and Perfection of Security Interest.  Subject to the filings described in Section 3.1 above, the Security Interest constitutes a legal, valid and perfected security interest in all the Grantor’s right, title and interest in Company Shares Collateral securing the payment and performance of the Obligations.

ARTICLE IV

FURTHER ASSURANCES

Each party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement and the Transaction Agreements.

ARTICLE V

EVENT OF DEFAULT AND REMEDIES

Section 5.1

Event of Default.   The occurrence and continuation of any one of the following events shall be considered an event of default (an “Event of Default”):

(a)

The non-payment by the Grantor when due of the Principal Amount (as defined in the Notes) and accrued interest as provided in the Notes; or

(b)

The occurrence or placement of a Lien (as defined below) placed on or against the Company Shares Collateral and/or Aircraft Collateral. “Lien” shall mean and be specifically limited to: (i) any interest in the Company Shares Collateral and/or Aircraft Collateral which may be utilized in securing an obligation owed to, or a claim by, Mr. Charlie Searock and/or  his successor and/or assignees (collectively “Searock”), including, but not limited to, any claim whatsoever by Searock arising from a prior lawsuit in the District Court of the 336th Judicial District of Grayson County, Texas filed by Searock against the Corporation on February 6, 2007 (Charles J. Searock, Jr., vs. Tactical Air Defense Services, Inc., et al, Cause No.07-0322-336) and the related default judgment awarded to Searock on October 25, 2010 in the above defined lawsuit (the “Searock Claim”), whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes pertaining to Searock and/or arising from the Searock Claim; (ii) to the extent not included under clause “(i)” above, any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting the Company Shares Collateral and/or Aircraft Collateral pertaining to Searock and/or arising from the Searock Claim; and (iii) any contingent or other agreement to provide any of the foregoing pertaining to Searock and/or arising from the Searock Claim.

_____Grantor

_____Secured Party

Section 5.2

Remedies upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver the Company Shares Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right to take possession of the Company Shares Collateral and without liability for trespass to enter any premises where the Company Shares Collateral may be located for the purpose of taking possession of or removing the Company Shares Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.

Section 5.3

Application of Proceeds.  The Secured Party shall apply the proceeds of any collection or sale of the Company Shares Collateral, as follows:

(a)

FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations;

(b)

SECOND, to the payment in full of the Obligations; and

(c)

THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

Upon any sale of the Company Shares Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Company Shares Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

ARTICLE VI

MISCELLANEOUS

Section 6.1

Notice.  Until otherwise specified in writing, the mailing addresses, fax numbers and electronic mail addresses of the Parties of this Agreement shall be as follows:

If to the Grantor: Tactical Air Defense Services, Inc. 123 West Nye Lane, Suite 517 Carson City, Nevada 89706 Attention: Alexis Korybut, CEO	If to the Secured Party : Mark Daniels Irrevocable Trust III 10130 North Lake Blvd., Suite 214-243 West Palm Beach, Florida 33412 Attention: Mark Daniels

Any notice or statement given under this Agreement shall be deemed to have been given if delivered by national courier service with signature confirmation of receipt, fax with electronic delivery confirmation, electronic mail transmission or express, priority or registered mail with delivery confirmation, addressed to the other Party at the address indicated above or at such other address which shall have been furnished in writing to the addressor, or if such delivery is refused by a Party.

Section 6.2

Binding Effect; Several Agreement; Successors and Assigns.  This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon Grantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Party and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Company Shares Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Notes or the other Transaction Agreements.

Section 6.3

Disputes.  Any dispute or other disagreement arising from or out of this Agreement shall be resolved in state court in Florida.  Any such disputes may only be resolved by a bench trial.  The interpretation and the enforcement of this Agreement shall be governed by Florida Law as applied to residents of the State of Florida relating to contracts executed in and to be performed solely within the State of Florida.  (For additional terms related to Disputes, see Section 6.4 below).

_____Grantor

_____Secured Party

Section 6.4

Governing Law.  The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.  EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS ACQUISITION AGREEMENT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.

Section 6.5

Attorneys’ Fees.  Should any Party hereto employ an attorney for the purpose of enforcing or constituting this Agreement or the Transaction Agreements, or any judgment based on this Agreement or the Transaction Agreements, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other Party or parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The “prevailing party” means the Party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

Section 6.6

Entire Agreement; Modifications; Waiver.  This Agreement, the Notes and the Transaction Agreements constitute the entire agreement between the Parties pertaining to the subject matter contained herein. This Agreement, the Notes and the Transaction Agreements supersede all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement, the Notes or the Transaction Agreements shall be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement, the Notes or the Transaction Agreements shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Party making the waiver.

Section 6.7

Severability of Provisions.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

Section 6.8

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

Section 6.9

Termination.  This Agreement and the Security Interest shall terminate when all the Obligations have been paid in full, at which time the Secured Party shall execute and deliver to Grantor, at Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Party.

Section 6.10

Joint Drafting and Exclusive Agreement.  This Agreement, the Notes and the Transaction Agreements shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any one Party shall be made solely by virtue of such Party allegedly having been the draftsperson of this Agreement, the Notes or the Transaction Agreements. The Parties have each conducted sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Agreement, the Notes and the Transaction Agreements. The Parties expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other Party, in any way relating to the subject matter of this Agreement, the Notes or the Transaction Agreements.

Section 6.11

Acknowledgments and Assent.  The Parties acknowledge that they have been given at least ten (10) days to consider this Agreement and that they were advised to consult with an independent attorney prior to signing this Agreement and that they have in fact consulted with counsel of their own choosing prior to executing this Agreement. The Parties agree that they have read this Agreement and understand the content herein, and freely and voluntarily assent to all of the terms herein

Section 6.12

Facsimile or Electronic Mail Signatures.  The Parties hereby mutually agree that this Agreement may be executed by facsimile signatures or by scanned signatures contained in an electronic mail transmission of any one or more Parties, each of which shall have the same legal and binding force and effect as original signatures of the same.

***SIGNATURE PAGE FOLLOWS***

_____Grantor

_____Secured Party

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have duly executed this Shares Security Agreement as of the day and year first written above.

By: Its:	GRANTOR TACTICAL AIR DEFENSE SERVICES, INC. a Nevada corporation /s/ Alexis Korybut Alexis C. Korybut Chief Executive Officer
By: Its:	SECURED PARTY MARK DANIELS IRREVOCABLE TRUST III /s/ Mark Daniels Mark Daniels Trustee

A FACSIMILE OR ELECTRONIC MAIL TRANSMISSION COPY OF THIS ACQUISITION AGREEMENT SHALL HAVE

_____Grantor

_____Secured Party

EXHIBIT A

Acquisition Agreement

_____Grantor

_____Secured Party

EXHIBIT B

Northrop Shares Stock Certificate

_____Grantor

_____Secured Party

EXHIBIT C

$1,350,000 Secured Convertible Promissory Note

_____Grantor

_____Secured Party

EXHIBIT D

$500,000 Secured Promissory Note

_____Grantor

_____Secured Party